SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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☐	Definitive Proxy Statement

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Nuveen Investment Trust

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement)

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NUVEEN INVESTMENT TRUST

NUVEEN BALANCED MUNICIPAL AND STOCK FUND

SUPPLEMENT TO PROSPECTUS DATED NOVEMBER 14, 2007,

as supplemented March 31, 2008

DATED MAY 1, 2008

On April 23, 2008, the Board of Trustees (the “Board”) of your fund approved changes to the fund’s investment strategy contingent upon shareholder approval of (i) the appointment of a new sub-adviser to the fund, (ii) changes to the fund’s investment objective and (iii) changes to certain fundamental investment policies of the fund. If shareholders approve all the proposed changes, it is anticipated that the changes will take effect for the fund on or about July 1, 2008 and the fund will change its name to Nuveen Conservative Allocation Fund. If the proposed changes are approved and implemented as planned, any income distributed to shareholders after July 1, 2008 will not be eligible for tax-exempt treatment.

The Board has approved changes to your fund’s investment strategy to adopt a multi-asset class/multi-manager strategy for the fund more consistent with the current marketplace. In pursuing this multi-asset class/multi-manager strategy, it is proposed that the fund operate as a “fund-of-funds” investing substantially all of its assets in other Nuveen mutual funds and unaffiliated exchange-traded funds (i.e., underlying funds). These changes are designed to improve the risk/return profile of the fund by:

1.	Diversifying the fund across a broader number of asset classes; and
2.	Diversifying the fund across the multiple investment managers advising the underlying funds.

A Special Meeting of Shareholders of the fund to consider these changes is scheduled to be held on or about June 23, 2008. Proxy statements describing the changes in further detail will be mailed on or about May 5, 2008 to shareholders of record of the fund as of April 24, 2008. In the event that shareholders do not approve any one of the proposed changes, the fund’s existing investment strategy, objective and policies will remain in place and the Board will take such actions as it deems to be in the best interests of the fund.

If shareholders approve all the proposed changes, Nuveen Asset Management, the fund’s investment adviser (“NAM”), has agreed to waive fees and reimburse expenses through October 31, 2011 such that the fund’s total annual net operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, extraordinary expenses and fees and expenses of the underlying funds) do not exceed 0.37% of the average daily net assets of any class of the fund’s shares. Although this is intended to approximate the fund’s current expense cap (which is scheduled to expire on October 31, 2008), as the fund reallocates its investments among the underlying funds, the weighted average operating expenses of the underlying funds borne by the fund may increase or decrease, which could cause the fund’s total annual net operating expenses (including fees and expenses of underlying funds) to be above or below the fund’s current cap. A more complete disclosure of estimated fund expenses will be included in the proxy statement.

The Board will be soliciting shareholder approval of the proposed changes via the proxy statement. Shareholders may obtain information on the Board’s interests in the proxy statement. Shareholders should read the proxy statement when it becomes available because it contains important information. Once available, investors may obtain the proxy statement and any other relevant documents for free at the Securities and Exchange Commission’s web site at http://www.sec.gov. Additionally, the proxy statement will be available for free from the fund by calling (800) 257-8787.

The proposed changes to the fund are described in further detail below.

Change of Investment Strategy

The fund’s investment strategy is proposed to be changed to the following:

NEW INVESTMENT STRATEGY

The fund is a “fund-of-funds” and invests principally in shares of other registered investment companies, including open-end mutual funds and exchange-traded funds (the “Underlying Funds”). NAM has selected Richards & Tierney, Inc. (“R&T”), an affiliate of NAM, to serve as sub-adviser to the fund. To manage the fund, R&T allocates the fund’s assets among broad asset classes by investing in a combination of the Underlying Funds. The Underlying Funds, in turn, invest in a variety of U.S. and non-U.S. equity and fixed income securities. The fund will have a strategic allocation between equity and fixed income investments that correlates with the fund’s targeted level of investment risk. R&T will adjust portfolio allocations from time to time consistent with the fund’s investment risk target in its effort to produce performance consistent with its investment objective.

The fund invests principally in Underlying Funds within the Nuveen family of funds (“Nuveen Underlying Funds”). Where the available Nuveen Underlying Funds do not provide exposure to desired asset classes, or where R&T sees opportunities to manage style or other risks, R&T may invest in unaffiliated exchange-traded funds. When a desired asset class becomes available through a Nuveen Underlying Fund, R&T will typically replace the exchange-traded fund used to access such an asset class with the newly available Nuveen Underlying Fund. It is anticipated that Nuveen Underlying Funds will at all times represent a significant portion of the fund’s investments. With NAM’s approval, R&T may add to the list of potential Underlying Funds without prior approval of or prior notice to shareholders.

Fund Name Change

To reflect the change in the fund’s investment strategy, the name of the fund is proposed to be changed to “Nuveen Conservative Allocation Fund.”

Investment Objective

To reflect the change in the fund’s investment strategy, the investment objective of the fund is proposed to be changed as follows:

CURRENT INVESTMENT OBJECTIVE	PROPOSED INVESTMENT OBJECTIVE
Provide over time an attractive after-tax total return through a combination of federally tax-exempt income and capital appreciation with capital preservation in adverse markets.	Provide attractive long-term total return with a conservative risk profile.

Diversification Policy

In order to allow the fund to operate as a fund-of-funds, the fund’s fundamental policy regarding diversification is proposed to be changed as follows (change italicized):

CURRENT POLICY	PROPOSED POLICY

With respect to 75% of its total assets, the fund may not purchase the securities of any issuer (except securities issued or guaranteed by the United States government or any agency or instrumentality thereof) if, as a result, (i) more than 5% of the fund’s total assets would be invested in securities of that issuer, or (ii) the fund would hold more than 10% of the outstanding voting securities of that issuer.

With respect to 75% of its total assets, the fund may not purchase the securities of any issuer (except securities issued or guaranteed by the United States government or any agency or instrumentality thereof or securities issued by other investment companies) if, as a result, (i) more than 5% of the fund’s total assets would be invested in securities of that issuer, or (ii) the fund would hold more than 10% of the outstanding voting securities of that issuer.

In order to facilitate the fund’s new investment strategy, the following fundamental policy of the fund is proposed to be eliminated:

POLICY PROPOSED TO BE ELIMINATED

Purchase only quality municipal bonds that are either rated investment grade (AAA/Aaa to BBB/Baa) by at least one independent rating agency at the time of purchase or are non-rated but judged to be investment grade by NAM (any such investment in unrated municipal obligations not to constitute over 20% of the fund’s municipal investments).

PLEASE KEEP THIS WITH YOUR FUND PROSPECTUS

FOR FUTURE REFERENCE

MGN-BMSF-0508D

NUVEEN INVESTMENT TRUST

NUVEEN BALANCED STOCK AND BOND FUND

SUPPLEMENT TO PROSPECTUS DATED NOVEMBER 14, 2007,

as supplemented March 31, 2008

DATED MAY 1, 2008

On April 23, 2008, the Board of Trustees (the “Board”) of your fund approved changes to the fund’s investment strategy contingent upon shareholder approval of (i) the appointment of a new sub-adviser to the fund, (ii) changes to the fund’s investment objective and (iii) changes to certain fundamental investment policies of the fund. If shareholders approve all the proposed changes, it is anticipated that the changes will take effect for the fund on or about August 1, 2008 and the fund will change its name to the Nuveen Moderate Allocation Fund.

The Board has approved changes to your fund’s investment strategy to adopt a multi-asset class/multi-manager strategy for the fund more consistent with the current marketplace. In pursuing this multi-asset class/multi-manager strategy, it is proposed that the fund operate as a “fund-of-funds” investing substantially all of its assets in other Nuveen mutual funds and unaffiliated exchange-traded funds (i.e., underlying funds). These changes are designed to improve the risk/return profile of the fund by:

1.	Diversifying the fund across a broader number of asset classes; and
2.	Diversifying the fund across the multiple investment managers advising the underlying funds.

A Special Meeting of Shareholders of the fund to consider these changes is scheduled to be held on or about June 23, 2008. Proxy statements describing the changes in further detail will be mailed on or about May 5, 2008 to shareholders of record of the fund as of April 24, 2008. In the event that shareholders do not approve any one of the proposed changes, the fund’s existing investment strategy, objective and policies will remain in place and the Board will take such actions as it deems to be in the best interests of the fund.

If shareholders approve all the proposed changes, Nuveen Asset Management, the fund’s investment adviser (“NAM”), has agreed to waive fees and reimburse expenses through October 31, 2011 such that the fund’s total annual net operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, extraordinary expenses and fees and expenses of the underlying funds) do not exceed 0.29% of the average daily net assets of any class of the fund’s shares. Although this is intended to approximate the fund’s current expense cap (which is scheduled to expire on October 31, 2008), as the fund reallocates its investments among the underlying funds, the weighted average operating expenses of the underlying funds borne by the fund may increase or decrease, which could cause the fund’s total annual net operating expenses (including fees and expenses of underlying funds) to be above or below the fund’s current cap. A more complete disclosure of estimated fund expenses will be included in the proxy statement.

The Board will be soliciting shareholder approval of the proposed changes via the proxy statement. Shareholders may obtain information on the Board’s interests in the proxy statement. Shareholders should read the proxy statement when it becomes available because it contains important information. Once available, investors may obtain the proxy statement and any other relevant documents for free at the Securities and Exchange Commission’s web site at http://www.sec.gov. Additionally, the proxy statement will be available for free from the fund by calling (800) 257-8787.

The proposed changes to the fund are described in further detail below.

The proposed changes to the fund are described in further detail below.

Change of Investment Strategy

The fund’s investment strategy is proposed to be changed to the following:

NEW INVESTMENT STRATEGY

The fund is a “fund-of-funds” and invests principally in shares of other registered investment companies, including open-end mutual funds and exchange-traded funds (the “Underlying Funds”). NAM has selected Richards & Tierney, Inc. (“R&T”), an affiliate of NAM, to serve as sub-adviser to the fund. To manage the fund, R&T allocates the fund’s assets among broad asset classes by investing in a combination of the Underlying Funds. The Underlying Funds, in turn, invest in a variety of U.S. and non-U.S. equity and fixed income securities. The fund will have a strategic allocation between equity and fixed income investments that correlates with the fund’s targeted level of investment risk. R&T will adjust portfolio allocations from time to time consistent with the fund’s investment risk target in its effort to produce performance consistent with its investment objective.

The fund invests principally in Underlying Funds within the Nuveen family of funds (“Nuveen Underlying Funds”). Where the available Nuveen Underlying Funds do not provide exposure to desired asset classes, or where R&T sees opportunities to manage style or other risks, R&T may invest in unaffiliated exchange-traded funds. When a desired asset class becomes available through a Nuveen Underlying Fund, R&T will typically replace the exchange-traded fund used to access such an asset class with the newly available Nuveen Underlying Fund. It is anticipated that Nuveen Underlying Funds will at all times represent a significant portion of the fund’s investments. With NAM’s approval, R&T may add to the list of potential Underlying Funds without prior approval of or prior notice to shareholders.

Fund Name Change

To reflect the change in the fund’s investment strategy, the name of the fund is proposed to be changed to “Nuveen Moderate Allocation Fund.”

Investment Objective

To reflect the change in the fund’s investment strategy, the investment objective of the fund is proposed to be changed as follows:

CURRENT INVESTMENT OBJECTIVE	PROPOSED INVESTMENT OBJECTIVE
Provide over time an attractive total return from a diversified portfolio of equity securities, taxable fixed-income securities and cash equivalents by emphasizing capital	Provide attractive long-term total return with a moderate risk profile.

CURRENT INVESTMENT OBJECTIVE	PROPOSED INVESTMENT OBJECTIVE
appreciation in favorable markets and capital preservation in adverse markets.

Diversification Policy

In order to allow the fund to operate as a fund-of-funds, the fund’s fundamental policy regarding diversification is proposed to be changed as follows (change italicized):

CURRENT POLICY	PROPOSED POLICY

With respect to 75% of its total assets, the fund may not purchase the securities of any issuer (except securities issued or guaranteed by the United States government or any agency or instrumentality thereof) if, as a result, (i) more than 5% of the fund’s total assets would be invested in securities of that issuer, or (ii) the fund would hold more than 10% of the outstanding voting securities of that issuer.

With respect to 75% of its total assets, the fund may not purchase the securities of any issuer (except securities issued or guaranteed by the United States government or any agency or instrumentality thereof or securities issued by other investment companies) if, as a result, (i) more than 5% of the fund’s total assets would be invested in securities of that issuer, or (ii) the fund would hold more than 10% of the outstanding voting securities of that issuer.

PLEASE KEEP THIS WITH YOUR FUND PROSPECTUS

FOR FUTURE REFERENCE

MGN-BSBF-0508D

NUVEEN INVESTMENT TRUST

NUVEEN GLOBAL VALUE FUND

SUPPLEMENT TO PROSPECTUS DATED OCTOBER 29, 2007,

as supplemented November 13, 2007, December 18, 2007 and March 31, 2008

DATED MAY 1, 2008

On April 23, 2008, the Board of Trustees (the “Board”) of your fund approved changes to the fund’s investment strategy contingent upon shareholder approval of (i) the appointment of a new sub-adviser to the fund, (ii) changes to the fund’s investment objective and (iii) changes to certain fundamental investment policies of the fund. If shareholders approve all the proposed changes, it is anticipated that the changes will take effect for the fund on or about August 1, 2008 and the fund will change its name to the Nuveen Growth Allocation Fund.

The Board has approved changes to your fund’s investment strategy to adopt a multi-asset class/multi-manager strategy for the fund more consistent with the current marketplace. In pursuing this multi-asset class/multi-manager strategy, it is proposed that the fund operate as a “fund-of-funds” investing substantially all of its assets in other Nuveen mutual funds and unaffiliated exchange-traded funds (i.e., underlying funds). These changes are designed to improve the risk/return profile of the fund by:

1.	Diversifying the fund across a broader number of asset classes; and
2.	Diversifying the fund across the multiple investment managers advising the underlying funds.

A Special Meeting of Shareholders of the fund to consider these changes is scheduled to be held on or about June 23, 2008. Proxy statements describing the changes in further detail will be mailed on or about May 5, 2008 to shareholders of record of the fund as of April 24, 2008. In the event that shareholders do not approve any one of the proposed changes, the fund’s existing investment strategy, objective and policies will remain in place and the Board will take such actions as it deems to be in the best interests of the fund.

If shareholders approve all the proposed changes, Nuveen Asset Management, the fund’s investment adviser (“NAM”), has agreed to waive fees and reimburse expenses through October 31, 2011 such that the fund’s total annual net operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, extraordinary expenses and fees and expenses of the underlying funds) do not exceed 0.68% of the average daily net assets of any class of the fund’s shares. Although this is intended to approximate the fund’s current expense cap (which is scheduled to expire on October 31, 2008), as the fund reallocates its investments among the underlying funds, the weighted average operating expenses of the underlying funds borne by the fund may increase or decrease, which could cause the fund’s total annual net operating expenses (including fees and expenses of underlying funds) to be above or below the fund’s current cap. A more complete disclosure of estimated fund expenses will be included in the proxy statement.

The Board will be soliciting shareholder approval of the proposed changes via the proxy statement. Shareholders may obtain information on the Board’s interests in the proxy statement. Shareholders should read the proxy statement when it becomes available because it contains important information. Once available, investors may obtain the proxy statement and any other relevant documents for free at the Securities and Exchange Commission’s web site at http://www.sec.gov. Additionally, the proxy statement will be available for free from the fund by calling (800) 257-8787.

The proposed changes to the fund are described in further detail below.

The proposed changes to the fund are described in further detail below.

Change of Investment Strategy

The fund’s investment strategy is proposed to be changed to the following:

NEW INVESTMENT STRATEGY

The fund is a “fund-of-funds” and invests principally in shares of other registered investment companies, including open-end mutual funds and exchange-traded funds (the “Underlying Funds”). NAM has selected Richards & Tierney, Inc. (“R&T”), an affiliate of NAM, to serve as sub-adviser to the fund. To manage the fund, R&T allocates the fund’s assets among broad asset classes by investing in a combination of the Underlying Funds. The Underlying Funds, in turn, invest in a variety of U.S. and non-U.S. equity and fixed income securities. The fund will have a strategic allocation between equity and fixed income investments that correlates with the fund’s targeted level of investment risk. R&T will adjust portfolio allocations from time to time consistent with the fund’s investment risk target in its effort to produce performance consistent with its investment objective.

The fund invests principally in Underlying Funds within the Nuveen family of funds (“Nuveen Underlying Funds”). Where the available Nuveen Underlying Funds do not provide exposure to desired asset classes, or where R&T sees opportunities to manage style or other risks, R&T may invest in unaffiliated exchange-traded funds. When a desired asset class becomes available through a Nuveen Underlying Fund, R&T will typically replace the exchange-traded fund used to access such an asset class with the newly available Nuveen Underlying Fund. It is anticipated that Nuveen Underlying Funds will at all times represent a significant portion of the fund’s investments. With NAM’s approval, R&T may add to the list of potential Underlying Funds without prior approval of or prior notice to shareholders.

Fund Name Change

To reflect the change in the fund’s investment strategy, the name of the fund is proposed to be changed to “Nuveen Growth Allocation Fund.”

Investment Objective

To reflect the change in the fund’s investment strategy, the investment objective of the fund is proposed to be changed as follows:

CURRENT INVESTMENT OBJECTIVE	PROPOSED INVESTMENT OBJECTIVE
Provide investors with long-term capital appreciation.	Provide attractive long-term total return with a growth risk profile.

Diversification Policy

In order to allow the fund to operate as a fund-of-funds, the fund’s fundamental policy regarding diversification is proposed to be changed as follows (change italicized):

CURRENT POLICY	PROPOSED POLICY

With respect to 75% of its total assets, the fund may not purchase the securities of any issuer (except securities issued or guaranteed by the United States government or any agency or instrumentality thereof) if, as a result, (i) more than 5% of the fund’s total assets would be invested in securities of that issuer, or (ii) the fund would hold more than 10% of the outstanding voting securities of that issuer.

With respect to 75% of its total assets, the fund may not purchase the securities of any issuer (except securities issued or guaranteed by the United States government or any agency or instrumentality thereof or securities issued by other investment companies) if, as a result, (i) more than 5% of the fund’s total assets would be invested in securities of that issuer, or (ii) the fund would hold more than 10% of the outstanding voting securities of that issuer.

PLEASE KEEP THIS WITH YOUR FUND PROSPECTUS

FOR FUTURE REFERENCE

MGN-GLOV-0508D